UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 6, 2004


                          CELLEGY PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



            0-26372                                    82-0429727
    ------------------------               ---------------------------------
    (Commission File Number)               (IRS Employer Identification No.)



  349 Oyster Point Boulevard, Suite 200
         South San Francisco, CA                                     94080
---------------------------------------------                      ----------
  (Address of Principal Executive Offices)                         (Zip Code)


                                 (650) 616-2200
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            (The Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  99.1 Press Release, dated May 6, 2004, reporting the results of operations of Cellegy Pharmaceuticals, Inc. (the "Registrant") for its first quarter ended March 31, 2004 (furnished and not filed herewith solely pursuant to Item 12).


Item 12. Results of Operations and Financial Condition

         On May 6, 2004, the Registrant reported its results of operations for its first quarter ended March 31, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CELLEGY PHARMACEUTICALS, INC.



Dated:  May 6, 2004                   By:      /s/ A. RICHARD JUELIS
                                               ---------------------------------
                                      Name:    A. Richard Juelis
                                      Title:   Vice President, Finance and Chief
                                                Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number                               Description of Document
------                               -----------------------

99.1 Press Release of Registrant, dated May 6, 2004, reporting the results of operations for the Registrant's first quarter ended March 31, 2004.